    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 2004.
                                               REGISTRATION NO. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                            THE E.W. SCRIPPS COMPANY
             (Exact name of registrant as specified in its charter)
                               ------------------

            OHIO                                   31-1223339
(State or other jurisdiction of      (I.R.S. Employer Identification Number)
 incorporation or organization)

                          312 WALNUT STREET, SUITE 2800
                             CINCINNATI, OHIO 45202
                                 (513) 977-3000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ------------------
                            THE E.W. SCRIPPS COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)
                               ------------------
                               M. DENISE KUPRIONIS
       VICE PRESIDENT, CORPORATE SECRETARY, AND DIRECTOR OF LEGAL AFFAIRS
                          312 WALNUT STREET, SUITE 2800
                             CINCINNATI, OHIO 45202
                     (Name and address of agent for service)

                                 (513) 977-3000
          (Telephone number, including area code, of agent for service)
                               ------------------
                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                             WILLIAM APPLETON, ESQ.
                              BAKER & HOSTETLER LLP
                          312 WALNUT STREET, SUITE 3200
                             CINCINNATI, OHIO 45202
                                 (513) 929-3400
                               ------------------
                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
TITLE OF SECURITIES TO BE        AMOUNT TO BE           PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
        REGISTERED               REGISTERED(1)         OFFERING PRICE PER       AGGREGATE OFFERING     REGISTRATION FEE
                                                            SHARE(2)                 PRICE(2)
-------------------------------------------------------------------------------------------------------------------------------

  Class A Common Shares,            600,000                  $47.41                 $28,446,000             $3,605
      $.01 par value
-------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a) of the Securities Act of 1933, as amended, this Registration Statement shall also cover any additional Class A Common Shares that may become issuable pursuant to the anti-dilution provisions of the Registrant's Employee Stock Purchase Plan described herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration that increases the number of the Registrant's outstanding Class A Common Shares.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(c) and 457(h)(1) under the Securities Act of 1933, as amended. The proposed maximum aggregate offering price is based upon the average of the high and low prices of the Registrant's Class A Common Shares traded on the New York Stock Exchange, Inc. as reported on November 1, 2004.
================================================================================

    REGISTRATION OF ADDITIONAL SECURITIES UNDER EMPLOYEE STOCK PURCHASE PLAN

         With respect to the Class A Common Shares hereby registered under The E.W. Scripps Company Employee Stock Purchase Plan (the "Plan"), the Registrant's Registration Statement on Form S-8 as filed with the Commission on November 21, 1997 (File No. 333-40767), referred to as the "Prior Form S-8," is incorporated herein by reference.

         The Company is registering 600,000 Class A Common Shares under this Registration Statement. Under the Prior Form S-8, the Company previously registered for issuance under the Plan 400,000 of its Class A Common Shares (as adjusted for a subsequent two for one stock split).

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS.

         Exhibit
         Number     Description of Exhibit
         -------    -----------------------


         5          Opinion of Baker & Hostetler LLP
         23.1       Consent of Baker & Hostetler LLP (included in Opinion filed as Exhibit 5 hereto)
         23.2       Consent of Deloitte & Touche LLP
         24.2       Power of Attorney (Directors and Officers)
         99.1       The E.W. Scripps Company Employee Stock Purchase Plan(1)


--------------
(1) Incorporated by reference to the Registrant's Registration Statement on Form S-8 (File No. 333-40767), as filed with the Securities and Exchange Commission on November 21, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, The E.W. Scripps Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on November 2, 2004.

                                    THE E.W. SCRIPPS COMPANY


                                    By:      /s/ Joseph G. NeCastro
                                       ----------------------------------------
                                             Joseph G. NeCastro
                                             Senior Vice President and
                                             Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant in the capacities indicated, on November 2, 2004.

SIGNATURE                      TITLE
                  *            Chairman of the Board
------------------------
William R. Burleigh


                  *            President, Chief Executive Officer and Director
------------------------       (Principal Executive Officer)
Kenneth W. Lowe


                               Senior Vice President and Chief Financial Officer
------------------------       (Principal Financial and Accounting Officer)
Joseph G. NeCastro


                  *            Director
------------------------
John H. Burlingame


                  *            Director
------------------------
Jarl Mohn


                  *            Director
------------------------
Nicholas B. Paumgarten


                  *            Director
------------------------
Nackey E. Scagliotti

                  *                                  Director
------------------------------------
Jeffrey Sagansky


                  *                                  Director
------------------------------------
Edward W. Scripps


                  *                                  Director
------------------------------------
Paul K. Scripps


                  *                                  Director
------------------------------------
Ronald W. Tysoe


                  *                                  Director
------------------------------------
Julie A. Wrigley


                  *                                  Director
------------------------------------
David A. Galloway

*Joseph G. NeCastro, by signing his name hereto, does sign this Registration Statement on behalf of the persons indicated above pursuant to the powers of attorney duly executed by such persons and filed as one or more Exhibits to this Registration Statement.

                                   By:      /s/ Joseph G. NeCastro
                                      ---------------------------------------
                                            Joseph G. NeCastro
                                            Attorney-in-Fact

                                      S-2